UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 7, 2016

NATIONAL RETAIL PROPERTIES, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-11290	56-1431377
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

450 South Orange Avenue Suite 900 Orlando, Florida	32801
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (407) 265-7348

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03.	Material Modification to Rights of Security Holders.

On October 7, 2016, National Retail Properties, Inc. (the “Company”) filed with the Maryland State Department of Assessments and Taxation Articles Supplementary (the “Articles Supplementary”) to the Company’s First Amended and Restated Articles of Incorporation, as amended (the “Articles of Incorporation”), establishing and fixing the rights and preferences of 138,000 shares of the Company’s 5.20% Series F Cumulative Redeemable Preferred Stock, par value $0.01 per share (the “Series F Preferred Stock”).

The Series F Preferred Stock will be redeemable at the Company’s election on or after October 11, 2021 in cash at a redemption price of $2,500.00 per share, will pay a 5.20% annual dividend and will have a liquidation preference of $2,500.00 per share. With respect to the payment of dividends and the distribution of the Company’s assets upon liquidation, dissolution or winding up, the Series F Preferred Stock will rank (i) senior to the Company’s common stock and any other of the Company’s equity securities that the Company may later authorize or issue that by their terms rank junior to the Series F Preferred Stock, (ii) on a parity with the Company’s outstanding shares of 6.625% Series D Cumulative Redeemable Preferred Stock, par value $0.01 per share, with the Company’s outstanding shares of 5.70% Series E Cumulative Redeemable Preferred Stock, par value $0.01 per share, and with any series of preferred stock or any other of the Company’s equity securities that the Company may later authorize or issue and that by their terms rank on a parity with the Series F Preferred Stock, and (iii) junior to all of the Company’s and its subsidiaries’ existing and future indebtedness and any equity securities that the Company may issue that by their terms rank senior to the Series F Preferred Stock. Unless full dividends on the Series F Preferred Stock and any other class of the Company’s stock ranking on parity with the Series F Preferred Stock as to dividends have been paid or funds set aside for payment therefor for all past dividend periods, no dividend or distribution may be declared or paid or funds set aside for payment on the Company’s common stock or any other capital stock that rank junior to the Series F Preferred Stock as to dividends and none of the Company’s common stock, junior stock or parity stock as to dividends may be redeemed. In the event of the Company’s liquidation, dissolution or winding up, the holders of the Series F Preferred Stock are entitled to be paid out of the Company’s assets legally available for distribution to its stockholders a liquidation preference of $2,500.00 per share, plus an amount equal to any accrued and unpaid dividends to the date of payment before any distribution of assets is made to holders of the Company’s common stock or any other capital stock that rank junior to the Series F Preferred Stock as to liquidation preference.

On and after October 11, 2021, the Company may, at its option, redeem the Series F Preferred Stock, in whole or in part, from time to time, by paying $2,500.00 per share, plus any accrued and unpaid dividends to, but not including, the date of redemption. Upon the occurrence of a “Change of Control” (as defined below), the Company may, at its option, redeem the Series F Preferred Stock, in whole or in part within 120 days after the first date on which such Change of Control occurred, by paying $2,500.00 per share, plus any accrued and unpaid dividends to, but not including, the date of redemption.

Upon the occurrence of a Change of Control, holders of Series F Preferred Stock will have the right (unless, prior to the Change of Control Conversion Date (as defined below), the Company has provided or provides notice of its election to redeem the Series F Preferred Stock) to convert some or all of their Series F Preferred Stock into a number of shares of common stock per share of Series F Preferred Stock to be converted equal to the lesser of:

•	the quotient obtained by dividing (i) the sum of the $2,500.00 per share liquidation preference plus the amount of any accrued and unpaid dividends to, but not including, the Change of Control Conversion Date (unless the Change of Control Conversion Date is after a record date for a Series F Preferred Stock dividend payment and prior to the corresponding Series F Preferred Stock dividend payment date, in which case no additional amount for such accrued and unpaid dividend will be included in this sum) by (ii) the Common Stock Price (as defined below); and

•	99.62, subject to certain adjustments.

A “Change of Control” is when the following have occurred and are continuing:

•	the acquisition by any person, including any syndicate or group deemed to be a “person” under Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, of beneficial ownership, directly or indirectly, through a purchase, merger or other acquisition transaction or series of purchases, mergers or other acquisition transactions of shares of our Company entitling that person to exercise more than 50% of the total voting power of all shares of our Company entitled to vote generally in elections of directors (except that such person will be deemed to have beneficial ownership of all securities that such person has the right to acquire, whether such right is currently exercisable or is exercisable only upon the occurrence of a subsequent condition); and

•	following the closing of any transaction referred to in the bullet point above, neither we nor the acquiring or surviving entity has a class of common securities (or American Depositary Receipts representing such securities) listed on the New York Stock Exchange (the “NYSE”), the NYSE MKT LLC or The NASDAQ Stock Market, or listed or quoted on an exchange or quotation system that is a successor thereto.

The “Change of Control Conversion Date” is the date that the Series F Preferred Stock is to be converted, which will be a business day that is no fewer than 20 days nor more than 35 days after the date on which the Company provides notice of the occurrence of a Change of Control described above to the holders of the depositary shares representing interests in the Series F Preferred Stock.

The “Common Stock Price” will be: (1) the amount of cash consideration per share of common stock, if the consideration to be received in the Change of Control by the holders of the common stock is solely cash; and (2) the average of the closing prices for the common stock on the NYSE for the ten consecutive trading days immediately preceding, but not including, the effective date of the Change of Control, if the consideration to be received in the Change of Control by the holders of the common stock is other than solely cash.

The foregoing is a summary and is not complete. The full terms of the Series F Preferred Stock are set forth in the Articles Supplementary filed as Exhibit 3.1 hereto and incorporated herein by reference.

On October 11, 2016, the Company closed an underwritten public offering of 13,800,000 depositary shares (the “Depositary Shares”), each representing a 1/100th interest in a share of Series F Preferred Stock. The terms of the Depositary Shares are set forth in the Deposit Agreement, dated as of October 11, 2016, among the Company, American Stock Transfer & Trust Company, LLC, as Depositary, and the holders from time to time of depositary receipts issued thereunder (the “Deposit Agreement”). The Deposit Agreement is filed as Exhibit 4.1 hereto and incorporated herein by reference. A specimen receipt representing the Depositary Shares is filed as Exhibit 4.3 hereto and incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The disclosure provided under Item 3.03 above is incorporated hereunder by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

3.1	Articles Supplementary Establishing and Fixing the Rights and Preferences of 5.20% Series F Cumulative Redeemable Preferred Stock, par value $0.01 per share, dated October 7, 2016 (filed as Exhibit 3.2 to the Registrant’s Registration Statement on Form 8-A filed on October 11, 2016 and incorporated herein by reference).

4.1	Deposit Agreement, dated October 11, 2016, by and among the Registrant, American Stock Transfer & Trust Company, LLC, as Depositary, and the holders of depositary receipts.

4.2	Specimen Certificate for the Registrant’s 5.20% Series F Cumulative Redeemable Preferred Stock, par value $0.01 per share (filed as Exhibit 4.3 to the Registrant’s Registration Statement on Form 8-A filed on October 11, 2016 and incorporated herein by reference).

4.3	Specimen receipt representing the Depositary Shares, each representing a 1/100th interest in a share of 5.20% Series F Cumulative Redeemable Preferred Stock, par value $0.01 per share, of the Registrant (filed as Exhibit 4.2 to the Registrant’s Registration Statement on Form 8-A filed on October 11, 2016 and incorporated herein by reference).

5.1	Opinion of Pillsbury Winthrop Shaw Pittman LLP as to the legality of the securities being issued by the Registrant.

8.1	Opinion of Pillsbury Winthrop Shaw Pittman LLP regarding certain material tax issues relating to the Registrant.

23.1	Consent of Pillsbury Winthrop Shaw Pittman LLP to the filing of the opinion filed as Exhibit 5.1 hereto (included in its opinion filed as Exhibit 5.1 hereto).

23.2	Consent of Pillsbury Winthrop Shaw Pittman LLP to the filing of the opinion filed as Exhibit 8.1 hereto (included in its opinion filed as Exhibit 8.1 hereto).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL RETAIL PROPERTIES, INC.

By:	/s/ Kevin B. Habicht
Name:	Kevin B. Habicht
Title:	Executive Vice President,
Chief Financial Officer,
Assistant Secretary and Treasurer

Dated: October 11, 2016

EXHIBIT INDEX

Exhibit No.	Description

3.1	Articles Supplementary Establishing and Fixing the Rights and Preferences of 5.20% Series F Cumulative Redeemable Preferred Stock, par value $0.01 per share, dated October 7, 2016 (filed as Exhibit 3.2 to the Registrant’s Registration Statement on Form 8-A filed on October 11, 2016 and incorporated herein by reference).

4.1	Deposit Agreement, dated October 11, 2016, by and among the Registrant, American Stock Transfer & Trust Company, LLC, as Depositary, and the holders of depositary receipts.

4.2	Specimen Certificate for the Registrant’s 5.20% Series F Cumulative Redeemable Preferred Stock, par value $0.01 per share (filed as Exhibit 4.3 to the Registrant’s Registration Statement on Form 8-A filed on October 11, 2016 and incorporated herein by reference).

4.3	Specimen receipt representing the Depositary Shares, each representing a 1/100th interest in a share of 5.20% Series F Cumulative Redeemable Preferred Stock, par value $0.01 per share, of the Registrant (filed as Exhibit 4.2 to the Registrant’s Registration Statement on Form 8-A filed on October 11, 2016 and incorporated herein by reference).

5.1	Opinion of Pillsbury Winthrop Shaw Pittman LLP as to the legality of the securities being issued by the Registrant.

8.1	Opinion of Pillsbury Winthrop Shaw Pittman LLP regarding certain material tax issues relating to the Registrant.

23.1	Consent of Pillsbury Winthrop Shaw Pittman LLP to the filing of the opinion filed as Exhibit 5.1 hereto (included in its opinion filed as Exhibit 5.1 hereto).

23.2	Consent of Pillsbury Winthrop Shaw Pittman LLP to the filing of the opinion filed as Exhibit 8.1 hereto (included in its opinion filed as Exhibit 8.1 hereto).